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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549
                                -----------------------

                                       FORM 8-K
                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                          Date of Report:  December 5, 1996
                          (Date of earliest event reported)


                                  ZYCAD CORPORATION
                (Exact name of registrant as specified in its charter)
                           ---------------------------

DELAWARE                           0-13244                       41-1404495
(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                                47100 BAYSIDE PARKWAY
                                  FREMONT, CA 94538
                                    (510) 623-4400

ITEM 5.  OTHER EVENTS

     On December 5, 1996, the stockholders of Zycad Corporation (the "Company") approved an increase in the Company's authorized shares of Common Stock, par value $.10 (the "Common Stock") making available up to an additional 10,000,000 Shares for issuance upon conversion of the Company's 6% Convertible Subordinated Debentures due 1999 and upon exercise of certain warrants issued in connection therewith. Included with this Current Report on Form 8-K as Exhibit 5.1 is the opinion of Wilson Sonsini Goodrich & Rosati, P.C. as to the legality of such additional shares of Common Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits


           5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to legality of securities.

          23.1     Consent of Counsel (contained in Exhibit 5.1 hereto).

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 1996                   ZYCAD CORPORATION

                                  By:  /s/ Phillips W. Smith
                                        ----------------------
                                           Phillips W. Smith,
                                           President and Chief Executive Officer